UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Tri-State International Lincolnshire, Illinois	60069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 19, 2022, CDW Corporation (the “Company”) held the 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The final voting results for each of the matters submitted to a stockholder vote at the Annual Meeting are set forth below.

1.

The stockholders elected ten Directors with terms expiring at the Company’s 2023 Annual Meeting of Stockholders, subject to the election and qualification of their successors, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors
Virginia C. Addicott	114,469,214	853,112	35,147	6,230,183
James A. Bell	114,554,059	770,390	33,024	6,230,183
Lynda M. Clarizio	114,097,991	1,227,462	32,020	6,230,183
Paul J. Finnegan	113,058,451	2,265,666	33,356	6,230,183
Anthony R. Foxx	114,144,463	1,180,233	32,777	6,230,183
Christine A. Leahy	114,724,956	600,977	31,540	6,230,183
Sanjay Mehrotra	114,519,149	805,060	33,264	6,230,183
David W. Nelms	112,712,763	2,607,870	36,840	6,230,183
Joseph R. Swedish	106,543,808	8,776,928	36,737	6,230,183
Donna F. Zarcone	113,219,082	2,102,492	35,899	6,230,183

2.	The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on Executive Compensation	108,937,400	6,375,299	44,774	6,230,183

3.

The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, based on the following voting results:

	Votes For	Votes Against	Abstentions
Ratification of Independent Registered Public Accounting Firm	119,777,469	1,772,565	37,622

4.	The stockholders approved the stockholder proposal regarding shareholder right to act by written consent, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the Stockholder Proposal Regarding Shareholder Right to Act by Written Consent	90,729,746	24,293,312	334,415	6,230,183

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: May 23, 2022	By:	/s/ Frederick J. Kulevich
Frederick J. Kulevich
Senior Vice President, General Counsel and Corporate Secretary